                                                                    EXHIBIT 21.1

                NAME OF ENTITY                                    STATE OF INCORPORATION
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
America Group Offices, LLC                                        Delaware
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America Management Companies, LLC                                 Delaware
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AMG-Crockett, LLC                                                 Delaware
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AMG-Hilcrest, LLC                                                 Delaware
     d/b/a Hillcrest Clinic
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AMG-Hillside, LLC                                                 Delaware
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AMG-Livingston, LLC                                               Delaware
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AMG-Logan, LLC                                                    Delaware
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AMG-Southern Tennessee, LLC                                       Delaware
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AMG-Trinity, LLC                                                  Delaware
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Ashley Valley Medical Center, LLC                                 Delaware
     d/b/a Ashley Valley Medical Center
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Ashley Valley Physician Practice, LLC                             Delaware
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Barrow Medical Center, LLC                                        Delaware
     d/b/a Barrow Medical Center
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Bartow Healthcare Partner, Inc.                                   Florida
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Bartow Healthcare System, Ltd.                                    Florida
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Bartow Memorial Limited Partner, LLC                              Delaware
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Bourbon Community Hospital, LLC                                   Delaware
     d/b/a Bourbon Community Hospital
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Bourbon Physician Practice, LLC                                   Delaware
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Buffalo Trace Radiation Oncology Associates, LLC                  Kentucky
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Castleview Hospital, LLC                                          Delaware
     d/b/a Castleview Hospital
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Castleview Medical, LLC                                           Delaware
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Castleview Physician Practice, LLC                                Delaware
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Community Hospital of Andalusia, Inc.                             Alabama
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Community Medical, LLC                                            Delaware
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Crockett Hospital, LLC                                            Delaware
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Crockett PHO, LLC                                                 Delaware
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Dodge City Healthcare Partner, Inc.                               Kansas
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Georgetown Community Hospital, LLC                                Delaware
     d/b/a Georgetown Community Hospital
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Georgetown Rehabilitation, LLC                                    Delaware
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Halstead Hospital, LLC                                            Delaware
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HCK Logan Memorial, LLC                                           Delaware
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HDP Andalusia, LLC                                                Delaware
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HDP Georgetown, LLC                                               Delaware
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Hillside Hospital, LLC                                            Delaware
     d/b/a The Pediatric Adolescence Center
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HST Physician Practice, LLC                                       Delaware
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HTI Georgetown, LLC                                               Delaware
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HTI PineLake, LLC                                                 Delaware
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

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Integrated Physician Services, LLC                                Delaware
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Kansas Healthcare Management Company, Inc.                        Kansas
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Kansas Healthcare Management Services, LLC                        Kansas
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Kentucky Hospital, LLC                                            Delaware
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Kentucky Medserv, LLC                                             Delaware
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Kentucky MSO, LLC                                                 Delaware
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Kentucky Physicians Services, Inc.                                Kentucky
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Lake Cumberland Regional Hospital, LLC                            Delaware
     d/b/a Lake Cumberland Regional Hospital
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Lake Cumberland Regional Physician Hospital Organization, LLC     Delaware
     d/b/a Lake Cumberland Regional PHO
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Lander Valley Medical Center, LLC                                 Delaware
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LHSC, LLC                                                         Delaware
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LifePoint Corporate Services, General Partnership                 Delaware
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LifePoint CSGP, LLC                                               Delaware
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LifePoint CSLP, LLC                                               Delaware
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LifePoint Holdings 2, LLC                                         Delaware
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LifePoint Holdings 3, Inc.                                        Delaware
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LifePoint Hospitals Holdings, Inc.                                Delaware
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LifePoint Medical Group-Hillside, Inc.                            Tennessee
     d/b/a University Medical Associates
     d/b/a The Pediatric Center
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LifePoint of GAGP, LLC                                            Delaware
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LifePoint of Georgia, Limited Partnership                         Delaware
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LifePoint of Kentucky, LLC                                        Delaware
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LifePoint of Lake Cumberland, LLC                                 Delaware
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LifePoint RC, Inc.                                                Delaware
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Livingston Regional Hospital, LLC                                 Delaware
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Logan Medical, LLC                                                Delaware
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Logan Memorial Hospital, LLC                                      Delaware
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Logan Physician Practice, LLC                                     Delaware
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Meadowview Physician Practice, LLC                                Delaware
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Meadowview Regional Medical Center, LLC                           Delaware
     d/b/a Meadowview Regional Medical Center
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Meadowview Rights, LLC                                            Delaware
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PineLake Physician Practice, LLC                                  Delaware
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PineLake Regional Hospital, LLC                                   Delaware
     d/b/a Jackson Purchase Medical Center
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Poitras Practice, LLC                                             Delaware
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Putnam Community Medical Center, LLC                              Delaware
     d/b/a Putman Community Medical Center
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

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R. Kendall Brown Practice, LLC                                    Delaware
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Riverton Memorial Hospital, LLC                                   Delaware
     d/b/a Riverton Memorial Hospital
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Riverton Physician Practices, LLC                                 Delaware
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Riverview Medical Center, LLC                                     Delaware
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Select Healthcare, LLC                                            Delaware
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Silectchnik Practice, LLC                                         Delaware
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Smith County Memorial Hospital, LLC                               Delaware
     d/b/a SC Memorial, LLC
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Southern Tennessee EMS, LLC                                       Delaware
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Southern Tennessee Medical Center, LLC                            Delaware
     d/b/a Emerald Hodgson Hospital
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Southern Tennessee PHO, LLC                                       Delaware
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Springhill Medical Center, LLC                                    Delaware
     d/b/a Springhill Medical Center
     d/b/a Plain Dealing Medical Clinic
     d/b/a Cotton Valley Medical Clinic
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Springhill MOB, LLC                                               Delaware
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Springhill Physician Practice, LLC                                Delaware
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THM Physician Practice, LLC                                       Delaware
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Western Plains Regional Hospital, LLC                             Delaware
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Woodford Hospital, LLC                                            Delaware
     d/b/a Bluegrass Community Hospital
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